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                            OHIO NATIONAL FUND, INC.

     SUPPLEMENT DATED AUGUST 22, 2003, TO THE PROSPECTUS DATED MAY 1, 2003

CAPITAL GROWTH PORTFOLIO

Eagle Asset Management, Inc. has replaced RS Investment Management, L.P. as subadviser for the Capital Growth Portfolio.

EAGLE ASSET MANAGEMENT, INC. (Eagle) has been a registered investment adviser since 1984. It is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.

After the new subadvisory agreement takes effect, the portfolio manager of the Capital Growth portfolio will be Bert Boksen. Mr. Boksen is managing director and portfolio manager at Eagle and has been responsible for portfolio management of small cap growth equity accounts since joining Eagle in 1995. For 16 years before that, he was employed by Raymond James & Associates, Inc. in its institutional research and sales department where he was co-head of research, chief investment officer and chairman of the focus list committee. Mr. Boksen is a chartered financial analyst. He has a bachelor of arts degree from City College of New York and a master of business administration degree from St. John's University.

The investment objective of the Capital Growth portfolio was previously defined as "capital appreciation." This definition has now been changed to "long-term capital appreciation." References in the portfolio's investment policies to investments in "small cap and mid cap growth companies" have been changed to "small cap growth companies."

The subadvisory fees to be paid, by the Adviser, to Eagle for managing the Capital Growth portfolio are at the annual rate of 0.59% of the first $100 million, 0.55% of the next $100 million, and 0.50% of the average daily net assets of the portfolio in excess of $200 million.

BRISTOL PORTFOLIO and BRYTON GROWTH PORTFOLIO

The fee schedule under the Investment Advisory Agreement between the Fund and the Adviser has been amended to contractually reflect the elimination of all management fees otherwise payable by the Bristol and Bryton Growth portfolios from August 1, 2003 through December 31, 2004.

If this contractual elimination of the management fees had been in effect during 2002, the table of Annual Fund Operating Expenses on page 24 of the prospectus would have shown management fees of 0.00% for the two portfolios. The net total Fund expenses after all contractual waivers would then be 0.79% for the Bristol portfolio and 0.71% for the Bryton Growth portfolio.

The subadvisory agreement between the Adviser and Suffolk Capital Management, LLC has been amended to provide that no subadvisory fees shall be paid by the Adviser to Suffolk from August 1, 2003 through December 31, 2004.